UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2008

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On November 6, 2008, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that the Operating Partnership has commenced a cash tender offer (the “Tender Offer”) for any and all of the $300 million principal amount of its 7.25% Senior Unsecured Notes due March 15, 2009 (the “Notes”).  The consideration payable for the Notes is $1,000 per $1,000 principal amount of Notes, plus accrued and unpaid interest to, but not including, the payment date for the Notes purchased in the Tender Offer, which is expected to be the second business day following the Expiration Time (as defined below).  Additional terms and conditions of the Offer are set forth in the Offer to Purchase dated November 6, 2008 (the “Offer to Purchase”) and the related Letter of Transmittal.

The Offer will expire at 5:00 p.m., New York City time, on Friday, November 14, 2008 unless extended or earlier terminated (the “Expiration Time”).   Under certain circumstances, and as more fully described in the Offer to Purchase, the Operating Partnership may terminate the Offer before the Expiration Time.  Any tendered Notes may be withdrawn prior to, but not after, the Expiration Time and withdrawn Notes may be re-tendered by a holder at any time.  The Operating Partnership expects to use available cash and borrowings under its $775 million unsecured revolving credit facility to fund its purchase of Notes in the Tender Offer.  The Notes purchased pursuant to the Tender Offer are expected to be cancelled.

A copy of the General Partner’s press release announcing the Tender Offer is filed herewith as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.             Description

99.1	Press Release of Mack-Cali Realty Corporation dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated:  November 6, 2008                                   By:           /s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

By:           Mack-Cali Realty Corporation,
its general partner

Dated:  November 6, 2008                                   By:           /s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1	Press Release of Mack-Cali Realty Corporation dated November 6, 2008.